UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2021

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)
On November 5, 2021, Cardinal Health, Inc. (the "Company") held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) at which, among other things, the Company’s shareholders approved the Cardinal Health, Inc. 2021 Long-Term Incentive Plan (the “2021 LTIP”). Under the 2021 LTIP, 25,000,000 of the Company's common shares (subject to adjustment in certain circumstances) will be available for grants of stock options, stock appreciation rights, stock awards, and other stock-based awards (as well as cash awards) to employees of the Company and its affiliates, including executive officers and non-employee directors of the Company. Under the terms of the 2021 LTIP, the aggregate number of common shares available under the plan was reduced from 25,000,000 by an aggregate of 28,700 shares, representing awards granted under the Amended Cardinal Health, Inc. 2011 Long-Term Incentive Plan between September 7, 2021 and the approval of the 2021 LTIP by the Company’s shareholders. The Company's board of directors (the “Board”) approved the 2021 LTIP on September 7, 2021, subject to shareholder approval at the Annual Meeting.
The material features of the 2021 LTIP are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 23, 2021 (the “Proxy Statement”) in the section entitled “PROPOSAL 4 — APPROVAL OF CARDINAL HEALTH, INC. 2021 LONG-TERM INCENTIVE PLAN,” which description is incorporated in this report by reference. The description of the 2021 LTIP is qualified in its entirety by reference to the copy of the 2021 LTIP filed with this report as Exhibit 10.1.
In connection with the approval of the 2021 LTIP, the Board's Human Resources and Compensation Committee (the "Compensation Committee") approved certain forms of restricted share unit, performance share unit, nonqualified stock option, and director restricted share unit agreements, copies of each of which are filed with this report as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively.
Also on November 5, 2021, the Compensation Committee adopted the Cardinal Health, Inc. Management Incentive Plan (the “MIP”), which is a cash incentive plan in which employees of the Company and its subsidiaries may participate (including executive officers of the Company). The MIP is to be administered by the Compensation Committee (or its delegate), which has the authority to determine participants and award amounts, set performance goals, and determine the level of achievement of performance goals. The MIP also permits the Compensation Committee to require deferral of payment of awards and provides that MIP awards will be subject to the Company’s recoupment (or “clawback”) policy. The description of the MIP is qualified in its entirety by reference to the copy of the MIP filed with this report as Exhibit 10.6.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

As noted above, the Company held the Annual Meeting on November 5, 2021. See the Proxy Statement for more information on the six proposals included in the Proxy Statement for the Annual Meeting.

Proposal 1. The shareholders elected the 11 nominees listed below to the Board, each to serve until the 2022 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Carrie S. Cox	174,898,349	51,187,577	359,340	24,002,515
Bruce L. Downey	205,253,371	20,799,232	392,663	24,002,515
Sheri H. Edison	209,810,699	16,109,507	525,060	24,002,515
David C. Evans	209,664,703	16,347,884	432,679	24,002,515
Patricia A. Hemingway Hall	208,504,456	17,544,643	396,167	24,002,515
Akhil Johri	208,894,013	17,077,102	474,151	24,002,515
Michael C. Kaufmann	209,159,143	16,802,266	483,857	24,002,515
Gregory B. Kenny	204,697,063	21,347,691	400,512	24,002,515
Nancy Killefer	207,111,090	18,770,415	563,761	24,002,515
Dean A. Scarborough	208,517,834	17,454,922	472,510	24,002,515
John H. Weiland	209,874,278	16,102,580	468,408	24,002,515

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2022, and voted as follows:

For	Against	Abstained	Broker Non-Votes
244,906,467	5,303,301	238,013	—

Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and voted as follows:

For	Against	Abstained	Broker Non-Votes
194,218,187	31,712,173	514,906	24,002,515

Proposal 4. The shareholders approved the Cardinal Health, Inc. 2021 Long-Term Incentive Plan, and voted as follows:

For	Against	Abstained	Broker Non-Votes
199,908,995	26,136,710	399,561	24,002,515

Proposal 5. The shareholders approved an amendment to Section 1.2(b) of the Company’s Restated Code of Regulations to lower the share ownership threshold for shareholders to request that the Company call a special meeting of shareholders to 10% from 15%, and voted as follows:

For	Against	Abstained	Broker Non-Votes
222,915,039	3,179,272	350,955	24,002,515

Proposal 6. The shareholders did not approve the shareholder proposal to adopt a policy that the Chairman of the Board be an independent director, and voted as follows:

For	Against	Abstained	Broker Non-Votes
52,351,782	173,213,036	880,448	24,002,515

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Cardinal Health, Inc. 2021 Long-Term Incentive Plan
10.2	Form of Restricted Share Units Agreement under the Cardinal Health, Inc. 2021 Long-Term Incentive Plan
10.3	Form of Performance Share Units Agreement under the Cardinal Health, Inc. 2021 Long-Term Incentive Plan
10.4	Form of Nonqualified Stock Option Agreement under the Cardinal Health, Inc. 2021 Long-Term Incentive Plan
10.5	Form of Directors' Restricted Share Units Agreement under the Cardinal Health, Inc. 2021 Long-Term Incentive Plan
10.6	Cardinal Health, Inc. Management Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 9, 2021	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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